RLY-2608 Data September 9, 2024 Exhibit 99.2

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding Relay Therapeutics' strategy, business plans and focus;  the progress and timing of the clinical development of the programs across Relay Therapeutics' portfolio; the expected therapeutic benefits and potential efficacy and tolerability of RLY-2608, both as a monotherapy and in combination with other agents, and its other programs, including lirafugratinib as well as the clinical data for RLY-2608; the interactions with and approval of regulatory authorities and any related approvals; the potential market opportunity for RLY-2608; and the expected strategic benefits under Relay Therapeutics' clinical trial collaboration with Pfizer; the cash runway projection and the expectations regarding Relay Therapeutics' use of capital and expenses. The words “may,” “might,” “will,” “could,” “would,” “should,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions, or the negative thereof, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  Any forward-looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks associated with: the impact of global economic uncertainty, geopolitical instability and conflicts, or public health epidemics or outbreaks of an infectious disease on countries or regions in which we have operations or do business, as well as on the timing and anticipated results of our clinical trials, strategy, future operations and profitability; the delay or pause of any current or planned clinical trials or the development of our drug candidates; the risk that the preliminary or interim results of our preclinical or clinical trials may not be predictive of future or final results in connection with future clinical trials of our product candidates and that interim and early clinical data may change as more patient data become available and are subject to audit and verification procedures; our ability to successfully demonstrate the safety and efficacy of our drug candidates; the timing and outcome of our planned interactions with regulatory authorities; and obtaining, maintaining and protecting our intellectual property. These and other risks, uncertainties and important factors are described in the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as any subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent our views only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners

Today’s Update RLY-2608 abstract submitted to San Antonio Breast Cancer Symposium RLY-2608 – Next steps 2 ReDiscover Trial Update – RLY-2608 + Fulvestrant Doublet Data 1

# RLY-2608 – Interim Clinical Data Show Clinically Meaningful PFS

| | More Heavily Pre-Treated Patients | | Favorable Tolerability | Favorable Efficacy *PIK3CA*mut, HR+/HER2- Advanced / Metastatic Breast Cancer (post CDK4/6) | |
|---|---|---|---|---|---|
| **RLY-2608 + Fulv (600 mg BID, RP2D)** | **45%** ≥2 prior LoT | **52%** Prior SERD | **25%** Gr3 TRAE | **9.2mo mPFS** | 33% ORR[2]<br>57% CBR |
| **Capivasertib + Fulv[1] (4 days on, 3 off)** | **23%** ≥2 prior LoT | **0%** Prior SERD | **42%** Gr3 TRAE | **5.5mo mPFS** | CBR & ORR Not reported[3] |

**Interim RLY-2608 safety and efficacy data supportive of pivotal trial in 2L Breast Cancer against capivasertib**

1. CAPItello-291: Turner N Engl J Med 2023; 388:2058-2070; 2. ORR includes 2 ongoing unconfirmed partial response as of the data cut-off. After the data cut-off, one uPR patient has confirmed and the other uPR patient remains on treatment; Additionally, one stable disease patient has converted to an unconfirmed partial response, remains on treatment and is not included in the ORR; 3. In CAPItello-291, CBR and ORR not reported for CDK4/6-experienced patient population; ORR = objective response rate, mPFS = median progression free survival, LoT = line of therapy (metastatic setting), SoC = Standard of Care, TRAE = treatment related adverse effects, RP2D = recommended Phase 2 dose, CBR = clinical benefit rate, SERD = selective estrogen receptor degrader; Note: data shown are not from head-to-head studies, and no head-to-head studies have been conducted.

© 2024 Relay Therapeutics

ReDiscover preliminary data as of 08/12/2024

4

# PI3Kα Mutations Represent a Large Commercial Opportunity

RELAY THERAPEUTICS

## PI3Kα mutations represent a large commercial opportunity

| | |
|---|---|
| Breast Cancer | ~150k pts (prevalence[1]) |
| Vascular Malformations | ~170k pts (prevalence[2]) |
| Non-Breast Cancer Solid Tumors | ~160k pts (incidence[3]) |

## Non-selective PI3Kα targeting has significant limitations

- Challenging Tolerability
- Limited Efficacy
- Limited Combinability

## Relay Tx's Dynamo® Platform created mutant selective molecule



RLY-2608

1. Prevalent US patient population with a PIK3CA mutation in each line of therapy (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. Prevalent US patient population of vascular malformation patients with a PIK3CA mutation (multiple sources); 3. Incident US patient population solid tumors annually with a PIK3CA mutation (SEER; 3rd party source for alteration rate, May 2024)

© 2024 Relay Therapeutics

5

# RLY-2608 – Interim Clinical Data Show Clinically Meaningful PFS

| | More Heavily Pre-Treated Patients | | Favorable Tolerability | Favorable Efficacy *PIK3CA*mut, HR+/HER2- Advanced / Metastatic Breast Cancer (post CDK4/6) | |
|---|---|---|---|---|---|
| RLY-2608 + Fulv (600 mg BID, RP2D) | 45% ≥2 prior LoT | 52% Prior SERD | 25% Gr3 TRAE | 9.2mo mPFS | 33% ORR[2]<br>57% CBR |
| Capivasertib + Fulv[1] (4 days on, 3 off) | 23% ≥2 prior LoT | 0% Prior SERD | 42% Gr3 TRAE | 5.5mo mPFS | CBR & ORR Not reported[3] |

**Interim RLY-2608 safety and efficacy data supportive of pivotal trial in 2L Breast Cancer against capivasertib**

1. CAPItello-291: Turner N Engl J Med 2023; 388:2058-2070; 2. ORR includes 2 ongoing unconfirmed partial response as of the data cut-off. After the data cut-off, one uPR patient has confirmed and the other uPR patient remains on treatment; Additionally, one stable disease patient has converted to an unconfirmed partial response, remains on treatment and is not included in the ORR; 3. In CAPItello-291, CBR and ORR not reported for CDK4/6-experienced patient population; ORR = objective response rate, mPFS = median progression free survival, LoT = line of therapy (metastatic setting), SoC = Standard of Care, TRAE = treatment related adverse effects, RP2D = recommended Phase 2 dose, CBR = clinical benefit rate, SERD = selective estrogen receptor degrader; Note: data shown are not from head-to-head studies, and no head-to-head studies have been conducted.

© 2024 Relay Therapeutics

ReDiscover preliminary data as of 08/12/2024

6

RLY-2608 – Initial Pivotal Trial Planned for 2L Doublet in 2025* Eligibility Criteria: PIK3CAmut HR+, HER2- advanced / met BC 1 prior line CDK4/6 inhibitor Broad metabolic inclusion criteria No known PTEN or AKT mutation RLY-2608 (600 mg BID, RP2D) + fulvestrant Capivasertib (400 mg BID 4 days on, 3 days off) + fulvestrant R Primary Endpoint: PFS Secondary Endpoints: OS, ORR, DoR, QoL 2L Doublet 2L doublet pivotal start expected in 2025 *Subject to discussions with regulators; eligibility criteria, endpoints, RP2D, and other aspects of trial design have not yet been finalized; OS = overall survival, DoR = duration of response, QoL = quality of life, met BC = metastatic Breast Cancer; 2L = 2nd line

PI3Kα Franchise - Opportunity for Multiple Value-Creating Datasets Over Next 2 Yrs Team and Capital to Execute Ribociclib triplet ongoing; CDK4 triplet start Monotherapy dose expansions start Clinical start 2L doublet pivotal start Vascular Malformations Solid Tumors Meaningful Efficacy Data Expected to Come Over Next 2 Years 1L + 2L Metastatic Breast Cancer $6B+ total addressable market in PIK3CAmut HR+/HER2- mBC

# Relay Tx – Broad Precision Medicine Pipeline

RELAY THERAPEUTICS

| | Target | Program | | Preclinical | Early Clinical | Late Clinical |
|---|---|---|---|---|---|---|
| BREAST CANCER | PI3Kα | RLY-2608 (PI3Kα$^{PAN}$) | Endocrine Tx (ET) doublet | | | |
| | | | Ribociclib + ET triplet | | | |
| | | | CDK4i + ET triplet | | | |
| | | | *Other Novel Combinations* | | | |
| | CDK2 | RLY-2139 | | Paused; IND ready | | |
| | ERα | RLY-1013 (Degrader) | | Advance to IND-ready | | |
| GENETIC DISEASE | Fabry Disease | αGal Chaperone | | | | |
| | Vascular Malformations | RLY-2608 (PI3Kα$^{PAN}$) | | | | |
| | | Other PI3Kα$^{PAN}$ | | | | |
| SOLID TUMORS | NRAS | NRAS-selective Inhibitor | | | | |
| | PI3Kα | RLY-2608 Monotherapy | | | | |
| | FGFR2 | Lirafugratinib (RLY-4008) | | Seeking global commercialization partner | | |

DYNAMO® PLATFORM | 5+ unnamed research programs

**~$688M cash as of end 2Q 2024**
**Expected to fund current operating plan into 2H 2026**

Note: IND = Investigational New Drug Application (FDA)

© 2024 Relay Therapeutics

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# RLY-2608 – ReDiscover Trial Overview

| | Study Arm | Part 1 – Dose Escalation | | Part 2 – Dose Expansion |
|---|---|---|---|---|
| Mono | RLY-2608 | *PIK3CA*mut Advanced Solid Tumors (mixed histologies) | MTD/RP2D | *PIK3CA*mut Advanced Solid Tumors *(CCOC, HNSCC, cervical, other[1], double PIK3CA mutants[2])* |
| Doublet | RLY-2608 + Fulvestrant | *PIK3CA*mut, HR+/HER2- Advanced / Metastatic Breast Cancer | MTD/RP2D | *PIK3CA*mut, HR+/HER2- Advanced / Metastatic Breast Cancer *(post-CDK4/6)* |
| Triplet | RLY-2608 + Fulvestrant + CDK4/6 & CDK4i | *PIK3CA*mut, HR+/HER2- Advanced / Metastatic Breast Cancer: Ribociclib (CDK4/6) | MTD/RP2D | *PIK3CA*mut, HR+/HER2- Advanced / Metastatic Breast Cancer *(post-CDK4/6)* |
| | | Pfizer Atirmociclib (CDK4) | MTD/RP2D | |

**Focus of Following Data** (Doublet)

1. Excludes PIK3CAmut clear cell OvCA, HNSCC, Cervical cancer, and colorectal patients; 2. Double mutation defined as one major PIK3CA mutation (E542X, E545X, H1047X) + ≥1 additional PIK3CA mutation per local assessment; CCOC = clear cell ovarian cancer

© 2024 Relay Therapeutics

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RLY-2608 – ReDiscover Trial Enrollment Part 2 – Dose Expansion RLY-2608 + Fulvestrant Doublet 200 mg BID – N=3 100 mg BID – N=3 800 mg BID – N=16 1000 mg BID – N=1 600 mg BID – N=17 600 mg BID – N=47 Study Arm Part 1 – Dose Escalation 64 patients total across dose escalation and expansion at 600 mg BID 400 mg BID – N=10 400 mg BID1 – N=21 Safety Database – 118 patients across all doses Efficacy Database at 600mg BID – 52 patients (excludes 12 PTEN / AKT co-mutation patients2) ReDiscover preliminary data as of 08/12/2024 1. 400mg cohort is not yet mature for efficacy analysis. Full Phase I results, including 400mg cohort, will be disclosed at a later date; 2. As defined by central ctDNA RP2D

RLY-2608 – ReDiscover Trial Baseline Demographics ReDiscover preliminary data as of 08/12/2024 RLY-2608 + Fulvestrant All Patients (N=118) 600 mg BID (RP2D, N=64) Age, Median (Range), Years 59.0 (34, 85) 59.0 (34, 80) ECOG, 0 / 1, n (%) 69 (58.5) / 49 (41.5) 38 (59.4) / 26 (40.6) Local PIK3CA Baseline Results Kinase Mutation, n (%) 56 (47.5) 31 (48.4) Non-Kinase Mutations, n (%) 62 (52.5) 33 (51.6) BMI >30 and/or HbA1c >5.7%, n (%) 44 (37.3) 22 (34.4) Measurable Disease, n (%) 83 (70.3) 42 (65.6) Patients with Visceral Metastases, n (%)1 75 (63.6) 38 (59.4) Prior Lines of Therapy in Advanced Setting 1, n (%) 59 (50.0) 35 (54.7) 2+, n (%) 59 (50.0) 29 (45.3) Prior Therapies in Advanced Setting CDK4/6, n (%)2 118 (100.0) 64 (100.0) Fulvestrant or Novel SERD, n (%) 66 (55.9) 33 (51.6) Chemo / ADC, n (%) 30 (25.4) 16 (25.0) ESR1 Mutation (Central Read)3, n (%) 40 (36.0) 18 (29.5) 1. Visceral metastatic sites include lung, liver, brain, pleural, peritoneal involvement; 2. Two patients received prior CDK4/6 in the adjuvant setting which is allowed per protocol; 3. Percentage was based on pts with evaluable ctDNA data at baseline; ECOG = Eastern Cooperative Oncology Group performance status

RLY-2608 – Efficacy: Median PFS 9.2 Months ReDiscover preliminary data as of 08/12/2024 Note: Follow-up estimated based on reversed KM. PFS estimates based on KM methods. Progression-Free Survival (%) Time Since First Dose (months) 6-month PFS: 64.1% 9-month PFS: 60.1% CBR: 57.1% (20/35 pt) Median follow-up: 7.5 months Number of Patients at Risk: 9.2mo mPFS (95% CI: 5.6, 18.4) RLY-2608 600 mg BID (RP2D) + Fulvestrant Excluding PTEN / AKT Co-Mutations (N=52)

ReDiscover preliminary data as of 08/12/2024 RLY-2608 600 mg BID (RP2D) + Fulvestrant Excluding PTEN / AKT Co-Mutations – Measurable Disease (N=30) ORR: 33.3% (10/30)1 Tumor Reduction: 73.3% (22/30) 1. ORR includes 2 ongoing unconfirmed partial response as of the data cut-off. After the data cut-off, one uPR patient has confirmed and the other uPR patient remains on treatment; Additionally, one stable disease patient has converted to an unconfirmed partial response, remains on treatment and is not included in the ORR; 2. Patient confirmed post data cut off and is not included in the ORR; 3. PIK3CA mutation: “K” = Kinase domain mutation, “NK” = Non-Kinase domain mutation; uCR = unconfirmed complete response Not shown: uCR in pt with non-measurable disease2 3 RLY-2608 – Efficacy: ORR 33%

RLY-2608 (All Doses) + Fulvestrant (N=69) RLY-2608 – Efficacy: ctDNA Clearance PIK3CA ctDNA Variant Allele Frequency (%) Kinase Non-Kinase RLY-2608 (600 mg BID) + Fulvestrant (N=35) At 600 mg BID1 (RP2D): 34 (97.1%) patients had decline in PIK3CA ctDNA 19 (54.3%) patients completely cleared PIK3CA ctDNA by C2D1 1. N=35 patients without PTEN/AKT co-alterations who have detectable PIK3CA at baseline and a paired C1D1-C2D1 ctDNA result are presented ReDiscover preliminary data as of 08/12/2024

RLY-2608 – Efficacy: Kinase Mutations mPFS 10.3 Months, ORR 53% ReDiscover preliminary data as of 08/12/2024 RLY-2608 600 mg BID (RP2D) + Fulvestrant PIK3CA Kinase mutations, excluding PTEN / AKT co-mutations (N=29) 10.3mo mPFS (95% CI: 5.8, NR) Progression-Free Survival (%) Time Since First Dose (months) Number of Patients at Risk: RLY-2608 600 mg BID (RP2D) + Fulvestrant PIK3CA Kinase mutations, excluding PTEN / AKT co-mutations (N=15) 53.3% ORR (8/15 pt)1 1. ORR includes 1 ongoing unconfirmed partial response as of the data cut-off. After the data cut-off, this 1 uPR patient has confirmed and remains on treatment; Additionally, one stable disease patient has converted to an unconfirmed partial response, remains on treatment and is not included in the ORR

RLY-2608 – Tolerability: Limited Observed Impact on Glucose Homeostasis ReDiscover preliminary data as of 08/12/2024 Alpelisib Label Criteria* 100 mg BID (N=3) 200 mg BID (N=3) 400 mg BID (N=31) 600 mg BID (N=64) 800 mg BID (N=16) 1000 mg BID (N=1) Glucose (mg/dL) RLY-2608 + Fulvestrant Grade 3 (250-500 mg/dL) Grade 2  (160-250 mg/dL) Grade 1 (115-160 mg/dL) Note: *Based on CTCAE version 4 criteria; Data represent mean per cohort +/- standard deviation; Source: Central lab analysis

RLY-2608 – Tolerability: TRAEs ReDiscover preliminary data as of 08/12/2024 No Gr4-5 TRAEs 1: Hyperglycemia includes the MedDRA v26.0 Preferred Terms (PTs): Hyperglycemia, Blood Glucose Increased, Glucose Tolerance Impaired; Fatigue includes the PTs: Fatigue and Asthenia; Hypokalemia includes the PTs: Hypokalemia and blood potassium decreased; Rash includes the PTs: Rash, Rash Macular, Rash Maculo-Papular; 2. No acute kidney injury reported All Patients (N=118) 600mg BID (RP2D, N=64) All Gr Gr3 All Gr Gr3 Any TRAE 91.5%  20.3%  93.8%  25.0%  TRAEs ≥15% of 600 mg BID Hyperglycemia1 42.4% 1.7% 46.9% 1.6% Nausea 39.8% 0.8% 48.4%  1.6% Creatinine Increased2 33.9% 0% 32.8% 0% Fatigue1 38.1% 7.6% 32.8% 7.8% Diarrhea 29.7% 1.7% 34.4% 3.1% Decreased Appetite 16.1% 0% 18.8% 0% Hypokalemia1 15.3% 1.7% 17.2% 1.6% Other select TRAEs Rash1 11.9% 0.8% 10.9% 1.6% Stomatitis 3.4% 0.8% 4.7% 0% 30% Gr1 hyperglycemia (no intervention required)

Note: * Fatigue includes the Preferred Terms: Fatigue and Asthenia; TRAEs leading to Dose Reduction in more than 2 patients within 600 mg BID are presented.  RLY-2608 – Tolerability: Dose Intensity and Modifications Maintained 95% dose intensity with very low TRAE discontinuations at 600mg BID All Patients (N=118) 600mg BID (RP2D, N=64) Dose Intensity Relative Dose Intensity (%), Median 97.54 95.16 Dose Modifications Due to TRAE Dose Reduction, n (%) 36 (30.5) 23 (35.9) Dose Interruption, n (%) 49 (41.5) 27 (42.2) Dose Discontinuation, n (%) 7 (5.9) 2 (3.1) TRAEs Leading to Dose Reduction Fatigue* 11 (9.3) 5 (7.8) Blood Creatinine Increased 8 (6.8) 3 (4.7) Diarrhea 6 (5.1) 3 (4.7) Grade 1 pruritis; Grade 1 nausea and loss of appetite ReDiscover preliminary data as of 08/12/2024

RLY-2608 – Initial Pivotal Trial Planned for 2L Doublet in 2025* Eligibility Criteria: PIK3CAmut HR+, HER2- advanced / met BC 1 prior line CDK4/6 inhibitor Broad metabolic inclusion criteria No known PTEN or AKT mutation RLY-2608 (600 mg BID, RP2D) + fulvestrant Capivasertib (400 mg BID 4 days on, 3 days off) + fulvestrant R Primary Endpoint: PFS Secondary Endpoints: OS, ORR, DoR, QoL 2L Doublet 2L doublet pivotal start expected in 2025 *Subject to discussions with regulators; eligibility criteria, endpoints, RP2D, and other aspects of trial design have not yet been finalized; OS = overall survival, DoR = duration of response, QoL = quality of life, met BC = metastatic Breast Cancer; 2L = 2nd line

# RLY-2608 – On Track to Realize 1L Potential with Triplet Combinations

| Triplets | | Dose Escalation | Plan to Identify Dose and Move into Expansion Cohorts |
|---|---|---|---|
| RLY-2608 + Fulvestrant | + Ribociclib (CDK4/6, commercial SoC) | Currently dosing at biologically active doses of RLY-2608 | On track to identify dose by late 2024/early 2025 |
| RLY-2608 + Fulvestrant | + Atirmociclib (CDK4, Pfizer) | On track for end of year initiation | On track to identify dose in 2025 |

**Phase 1 Aim for Triplets: Demonstrate safety, tolerability and preliminary efficacy with both current generation CDK4/6 and next-gen CDK4 to enable pivotal development potential in both**

© 2024 Relay Therapeutics

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# Breast Cancer – Large Market in Current and Emerging Standards of Care

RELAY THERAPEUTICS

## PIK3CA mutated HR+/HER2- BC Treatment Paradigm[1]

**CURRENT STANDARD OF CARE**

| 1L – Endocrine Sensitive | 1L – Endocrine Resistant | 2L |
|---|---|---|
| 11,000 pts | 7,000 pts | 14,000 pts |
| CDK4/6 + AI (abema / ribo / palbo) | CDK4/6 + fulvestrant | Capivasertib + fulvestrant *or* Alpelisib + fulvestrant *or* Everolimus + AI |
| | | Elacestrant (*ESR1*m) / Fulvestrant (*ESR1*WT) |
| Chemotherapy | Chemotherapy | Chemotherapy |

**EMERGING TX**

RELAY THERAPEUTICS RLY-2608 COMBINATIONS

- Inavolisib + palbo + fulv
- Inavolisib + fulvestrant
- ADCs
- CDK4 + next gen oral ET
- Oral SERD monoTx

**$6B+**

**Current PI3Kα Pathway Total Addressable Market[2]**

*(Metastatic HR+/HER2- Breast Cancer)*

1. Prevalent US patient population with a PIK3CA mutation in each line of therapy (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. Relay Tx PIK3CA internal market forecast (patient-based – US, EU5, Japan). Forecast includes estimates for genetic testing, class share, market access, compliance, duration of therapy and assumes current PIK3CA therapy net price (primary sources: SEER; GloboCan; Global Data; Evaluate Pharma; DRG Market Forecast; PIK3CAi PIs)

Confidential | © 2024 Relay Therapeutics

22

# PI3Kα Inhibitors – Tolerability Profiles

**Data below are not from head-to-head studies. Cross-trial data interpretation should be considered with caution as it is limited by differences in study population, design and many other factors.**

## Doublet Combination Regimens

| | Inavolisib + fulvestrant *not approved* | Alpelisib + fulvestrant *approved 2019* | Capivasertib + fulvestrant *approved 2023* | RLY-2608 + fulvestrant *(600mg BID, RP2D)* |
|---|---|---|---|---|
| **Data Benchmark** | Ph1b Arm D[1] (n=60) | BYLieve[2] (n=127) | FDA Label[3] (n=355) | ReDiscover (n=64) |
| **All Grade 3+ TRAEs** | 33% | 62% | 42%[4] | 25% |
| **Grade 3+ Hyperglycemia** | 22% | 29% | 2% | 2% |
| **Dose Discontinuation due TRAEs** | 0% | 18% | 10% | 3% |

Capivasertib + fulvestrant – Discontinuous dosing: 4 days on, 3 days off

RLY-2608 + fulvestrant – 34% of pt BMI ≥30 and/or HbA1c ≥5.7%

1. SABCS 2021 #P5-17-05; 2. Rugo 2021 Lancet Oncol 22:489; 3. FDA Prescribing Information Document; 4. CAPItello-291: Turner N Engl J Med 2023; 388:2058-2070;

Note: These data are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

Confidential | © 2024 Relay Therapeutics

ReDiscover preliminary data as of 08/12/2024

23

# PI3Kα Inhibitors – Tolerability Profiles

**Data below are not from head-to-head studies. Cross-trial data interpretation should be considered with caution as it is limited by differences in study population, design and many other factors.**

## Doublet Combination Regimens

| | Inavolisib + fulvestrant *(not approved)* | Alpelisib + fulvestrant *(approved 2019)* | Capivasertib + fulvestrant *(approved 2023)* | RLY-2608 + fulvestrant *(600mg BID, RP2D)* |
|---|---|---|---|---|
| Data Benchmark | Ph1b Arm D[1] (n=60) | BYLieve[2] (n=127) | FDA Label[3] (n=355) | ReDiscover (n=64) |
| HbA1c Enrollment Criteria | <7% | ≤6.4% | <8%[4] | <7% |
| Hyperglycemia | 40% Gr1-2; 22% Gr3+; 62% | 30% Gr1-2; 29% Gr3+; 59% | 17% Gr1-2; 2% Gr3+; 19% | 30% Gr1; 16% Gr2; 2% Gr3+; 47% |
| Diarrhea | 42% | 54% Gr1-2; 6% Gr3+; 60% | 65% Gr1-2; 12% Gr3+; 77% | 31% Gr1-2; 3% Gr3+; 34% |
| Rash[5] | 12% | 19% Gr1-2; 10% Gr3+; 29% | 41% Gr1-2; 15% Gr3+; 56% | 9% Gr1-2; 2% Gr3+; 11% |
| Stomatitis | 25% | 28% Gr1-2; 3% Gr3+; 31% | 23% Gr1-2; 2% Gr3+; 25% | 5% |

Legend: Gr1-2; Gr3+

34% of pt BMI ≥30 and/or HbA1c ≥5.7%

1. SABCS 2021 #P5-17-05; 2. Rugo 2021 Lancet Oncol 22:489; 3. FDA Prescribing Information Document; 4. per CAPItello-291 enrollment criteria; 5. Rash for capivasertib references Cutaneous Adverse Reactions grouped term includes a number of preferred terms listed in FDA prescribing information

Note: These data are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

Confidential | © 2024 Relay Therapeutics

ReDiscover preliminary data as of 08/12/2024

24

PI3Kα Inhibitors – Efficacy Profiles Data below are not from head-to-head studies. Cross-trial data interpretation should be considered with caution as it is limited by differences in study population, design and many other factors. 1. SABCS 2021 #P5-17-05 (n=60); 2. SABCS 2021 #PD-13-05; 3. Turner N Engl J Med 2023; 388:2058-2070 (n=355); 4. 5.5mo mPFS reported in CDK4/6-experienced patient sub-population of CAPItello-291; 5. Prior SERD includes fulvestrant and next-generation SERDs; 6. ORR as reported in FDA Label (from CAPItello-291); 7. ORR includes 2 ongoing unconfirmed partial response as of the data cut-off. After the data cut-off, one uPR patient has confirmed and the other uPR patient remains on treatment; Additionally, one stable disease patient has converted to an unconfirmed partial response, remains on treatment and is not included in the ORR; Note: These data are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. 24% 37% ORR CBR 26%6 56% 19% 48% Capi ORR & CBR include 30% of pts who are CDK4/6-naïve 7.1mo 5.6mo 5.5mo 5.5mo4 mPFS 33%7 57% 9.2mo 33% 0% 47% 52% 63% 23% 57% 44% % prior SERD5 % pt with >=2 prior LoT Data Benchmark BYLieve Cohort C2 (N=126) CAPItello-2913,6 (N=355) Ph1b Arm D1 (N=60) ReDiscover (N=52) ReDiscover preliminary data as of 08/12/2024 Doublet Combination Regimens Alpelisib + fulvestrant Capivasertib + fulvestrant Inavolisib + fulvestrant RLY-2608 + fulvestrant (600mg BID, RP2D) not approved approved 2019 approved 2023

# Relay Tx's PI3Kα Franchise – Large Opportunities Across 3 Pillars

| *PIK3CA* mutant HR+/HER2- Breast Cancer | *PIK3CA* mutant Vascular Malformations | *PIK3CA* mutant Other Solid Tumors |
| --- | --- | --- |
| **~150k Patients** (US prevalence)[1] | **~170k Patients** (US prevalence)[2] | **~160k Patients** (US incidence)[3] |
| RLY-2608 | Potential for initial POC with RLY-2608, then distinct molecule for pivotal | RLY-2608 |



Adjuvant
120k pt
1st Line
18k pt
2nd Line
14k pt



Cerebral Cavernous
65k pt
Lymphatic
~65k pt
Venous
25k pt
PROS
15k pt



Colorectal
28k pt
Endometrial
20k pt
Bladder
17k pt
Prostate
16k pt
NSCLC
14k pt
HNSCC
9k pt

**Anticipated Next Steps**

| *PIK3CA* mutant HR+/HER2- Breast Cancer | *PIK3CA* mutant Vascular Malformations | *PIK3CA* mutant Other Solid Tumors |
| --- | --- | --- |
| CDK4/6 triplet data – 2024<br>CDK4 triplet clinical start – 2024<br>CDK4/6 triplet expansion start – 1H25<br>2L doublet pivotal start – 2025 | Clinical start – Q1 2025 | Open monotherapy dose expansion – YE 2024 |

1. Prevalent US patient population with a PIK3CA mutation in each line of therapy (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. Prevalent US patient population of vascular malformation patients with a PIK3CA mutation (multiple sources); 3. Incident US patient population solid tumors annually with a PIK3CA mutation (SEER; 3rd party source for alteration rate, May 2024); POC = proof of concept; PROS = PIK3CA Related Overgrowth Spectrum, NSCLC = non-small cell lung cancer, HNSCC = hand and neck squamous cell carcinoma

© 2024 Relay Therapeutics

ReDiscover preliminary data as of 08/12/2024

26

# Relay Tx's Dynamo® – Productive Computationally Enabled Platform

RELAY THERAPEUTICS


2016
EXP.
COMP.

**2024 Dynamo® Platform**

## EXPERIMENTATION

- NMR
- Mechanistic enzymology
- HDX-MS
- Cryo-EM
- X-ray fragment screening
- REL-DEL
- Structure ensembles
- Integrated pharmacology
- Protein design and engineering
- Automated Ligand ID System (ALIS)
- Ambient temp. X-Ray crystallography
- High throughput automated chemistry



**PEOPLE**

## COMPUTATION

- Free energy calculations
- Long time-scale MD
- Giga-scale virtual screening
- Differential dynamics
- Digitally encoded libraries
- ML-DEL + AI models for DEL
- ADME/PK models
- Active learning
- Generative design
- Automated Chemical Design
- Computational fragment merging

© 2024 Relay Therapeutics

27

# Relay Tx – Additional Near-Term Clinical Programs

| | GENETIC DISEASE | SOLID TUMORS |
|---|---|---|
| | Fabry Disease  | NRAS-Driven Solid tumors  |
| **Program Updates** | 1st non-inhibitory αGal chaperone | 1st NRAS-selective inhibitor |
| **Large US Opportunity** | ~8,000 pts[1] *(chronic treatment)*; $2B current market[3] | ~28,000 pts[2] |
| **Anticipated Milestones** | Clinical start in 2H 2025 | Clinical start in 2H 2025 |

1. Prevalence of Fabry patients (National Fabry Disease Foundation, Jan 2024); 2. Newly diagnosed (incident) solid tumors with an NRAS mutation, excluding melanoma stages 0-II (SEER, 3rd party source for alteration rate, Jan 2024);
3. Fabry disease forecasted 2024 market size per EvaluatePharma, includes Galafold® and ERTs (May 2024)

© 2024 Relay Therapeutics

28

# Lirafugratinib (RLY-4008) – Updated Data and Next Steps

## Scope of Commercial Opportunity[1]

**CCA: FGFR2 Fusions**

| ~650 | ~1,400 |
|---|---|
| US pts/yr | Global pts/yr |

**All Solid Tumors: FGFR2 Fusions**

| ~4,000 | ~13,000 |
|---|---|
| US pts/yr | Global pts/yr |

## Updated Tumor Agnostic data

**Tumor Agnostic FGFR2 Fusions** *(non-CCA)*

N=47; preliminary data as of 06/26/24

- **37%** ORR
- **7.3mo** mDoR

Data to be presented at ENA 2024

## Regulatory Feedback

**Per recent meeting with FDA:**

1. Suggest to file NDA in CCA
2. Suggest to generate additional data for subsequent sNDA in Tumor Agnostic

**Next Step: Seek global commercialization partner for lirafugratinib**

1. Based on annual number of patient deaths due to expected later-line use. Global figure includes U.S., EU5, Japan.; Sources: SEER 2023, Global Cancer Observatory 2022

© 2024 Relay Therapeutics

29

# Relay Tx – Broad Precision Medicine Pipeline

| | Target | Program | | Preclinical | Early Clinical | Late Clinical |
|---|---|---|---|---|---|---|
| BREAST CANCER | PI3Kα | RLY-2608 (PI3Kα$^{PAN}$) | Endocrine Tx (ET) doublet | | | |
| | | | Ribociclib + ET triplet | | | |
| | | | CDK4i + ET triplet | | | |
| | | | *Other Novel Combinations* | | | |
| | CDK2 | RLY-2139 | | Paused; IND ready | | |
| | ERα | RLY-1013 (Degrader) | | Advance to IND-ready | | |
| GENETIC DISEASE | Fabry Disease | αGal Chaperone | | | | |
| | Vascular Malformations | RLY-2608 (PI3Kα$^{PAN}$) | | | | |
| | | Other PI3Kα$^{PAN}$ | | | | |
| SOLID TUMORS | NRAS | NRAS-selective Inhibitor | | | | |
| | PI3Kα | RLY-2608 Monotherapy | | | | |
| | FGFR2 | Lirafugratinib (RLY-4008) | | Seeking global commercialization partner | | |

DYNAMO® PLATFORM | 5+ unnamed research programs

© 2024 Relay Therapeutics

30

# Relay Tx – Anticipated Milestones 2024-25

## BREAST CANCER PORTFOLIO MILESTONES

**PI3Kα**
*RLY-2608*

- Doublet 2L pivotal trial start – 2025
- Ribociclib triplet data – 2024
- Ribociclib triplet expansion start – 1H25
- CDK4i triplet clinical start – 2024

## GENETIC DISEASE PORTFOLIO MILESTONES

| Program | Milestone |
| --- | --- |
| Vascular Malformations *RLY-2608* | Clinical start – 1Q 2025 |
| Fabry Disease *Pre-clinical* | Clinical start – 2H 2025 |

## SOLID TUMORS PORTFOLIO MILESTONES

| Program | Milestone |
| --- | --- |
| PI3Kα *RLY-2608* | Open monotherapy dose expansion – YE24 |
| NRAS *Pre-clinical* | Clinical start – 2H 2025 |

DYNAMO® PLATFORM | 5+ unnamed research programs

**~$688M cash as of end 2Q 2024**
**Expected to fund current operating plan into 2H 2026**

© 2024 Relay Therapeutics
31

PI3Kα Franchise - Opportunity for Multiple Value-Creating Datasets Over Next 2 Yrs Team and Capital to Execute Ribociclib triplet ongoing; CDK4 triplet start Monotherapy dose expansions start Clinical start 2L doublet pivotal start Vascular Malformations Solid Tumors Meaningful Efficacy Data Expected to Come Over Next 2 Years 1L + 2L Metastatic Breast Cancer $6B+ total addressable market in PIK3CAmut HR+/HER2- mBC

RLY-2608 – Efficacy: 57.1% CBR RLY-2608 600 mg BID (RP2D) + Fulvestrant Excluding PTEN / AKT Co-Mutations (N=52) CBR: 20/35 (57.1%) ReDiscover preliminary data as of 08/12/2024 CBR: Clinical Benefit defined as all patients with confirmed complete response or partial response or stable disease ≥24 weeks; evaluable patients started treatment ≥24 weeks prior to the data cutoff